Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 29, 2026 (the “First Amendment Effective Date”), is entered into among NATIONAL HEALTHCARE CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below and as amended by this Amendment).

RECITALS

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 26, 2026 (as amended, restated, amended and restated, supplemented, increased, extended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested the Lenders increase their Revolving Commitments in the aggregate amount of $25,000,000 (“the Additional Revolving Commitments”); and

WHEREAS, the Administrative Agent and each of the Lenders have agreed to amend the Credit Agreement as provided herein to provide the Additional Revolving Commitments.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.            Amendments to Credit Agreement:

(a)          Section 1.01 of the Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order:

“Amendment Fee Letter” means that certain Fee Letter dated as of the First Amendment Effective Date by and between the Borrower and the Administrative Agent.

“First Amendment Effective Date” means June 29, 2026.

(b)    The definition of “Fee Letter” in Section 1.01 of the Credit Agreement is amended and restated to read as follows: ““Fee Letter” means, collectively, (a) the fee letter dated as of the Closing Date between the Borrower and Bank of America and (b) the Amendment Fee Letter.”

(c)    The last sentence of the definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “The Revolving Commitment of all of the Revolving Lenders on the First Amendment Effective Date is $75,000,000.”

(d)    Schedule 1.01(b) to the Credit Agreement is amended and restated to read as set forth on Schedule 1.01(b) attached hereto.

2.          Effectiveness; Conditions Precedent. This Amendment shall become effective on the First Amendment Effective Date upon satisfaction of the following conditions precedent:

(a)    Documentation. Receipt by the Administrative Agent of counterparts of (i) this Amendment, properly executed by each of the Loan Parties, the Administrative Agent and each of the Lenders and (b) the Amendment Fee Letter executed by the Borrower and the Administrative Agent.

(b)    Opinion. Receipt by the Administrative Agent of favorable opinions of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the First Amendment reasonably requested by the Administrative Agent.

(c)    Fees. Receipt by the Administrative Agent of all fees required to be paid pursuant to the Amendment Fee Letter.

3.          Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and expenses of Moore & Van Allen PLLC.

4.          Ratification. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

5.            Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws, (ii) fraudulent transfer or conveyance laws, and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment, except for those the failure to obtain, occur or make would not reasonably be expected to have a Material Adverse Effect.

(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) violate, contravene or conflict with any Laws applicable to it, except in the case of clause (ii), to the extent that it would not reasonably be expected to have a Material Adverse Effect.

6.            Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof unless they specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no Default exists.

7.         Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8.       GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.        Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11.       Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	NATIONAL HEALTHCARE CORPORATION, a Delaware corporation By: /s/ Stephen F. Flatt Name:Stephen F. Flatt Title: Chief Executive Officer

NATIONAL HEALTHCARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:              NHC/DELAWARE, INC., a Delaware corporation

By: /s/ Stephen F. Flatt Name: Stephen F. Flatt Title: President

NHC/OP, L.P., a Delaware limited partnership

By:	NHC/Delaware, Inc., its General Partner

By: /s/ Stephen F. Flatt Name: Stephen F. Flatt Title: President

NHC DELAWARE INVESTMENTS INC., a Delaware corporation

By: /s/ Stephen F. Flatt Name: Stephen F. Flatt Title: President

CITY CORPORATION, a Tennessee corporation

By: /s/ Brian F. Kidd Name: Brian F. Kidd Title: President

CITY CENTER, LTD., a Tennessee limited partnership

By: City Corporation, its General Partner

By: /s/ Brian F. Kidd Name: Brian F. Kidd Title: President

NUTRITIONAL SUPPORT SERVICES, a Tennessee general partnership

By: NHC Delaware, Inc., its Managing Partner

By: /s/ Stephen F. Flatt Name: Stephen F. Flatt Title: President

[SIGNATURE PAGES CONTINUE]

NATIONAL HEALTHCARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

NATIONAL HEALTH REALTY, LLC, a Delaware limited liability company

By: NHC/OP, L.P., its Sole Member

By: NHC/Delaware, Inc., its General Partner By: /s/ Stephen F. Flatt Name: Stephen F. Flatt Title: President

CARIS HEALTHCARE, a Tennessee general partnership

By: National Hospice, Inc., its Managing Partner

By: /s/ Stephen F. Flatt Name: Stephen F. Flatt Title: Chairman of the Board

NATIONAL HOSPICE INC., a Tennessee corporation

By: /s/ Brian F. Kidd Name: Brian F. Kidd Title: Senior Vice President & Chief Operating Officer

HUDSON HEALTHCARE ADVISORS, LLC, a Florida limited liability company

By: NHC/OP, L.P., its Sole Member By: NHC/Delaware, Inc., its General Partner By: /s/ Stephen F. Flatt Name: Stephen F. Flatt Title: President

TENNESSEE HEALTHCARE ADVISORS, LLC, a Tennessee limited liability company

By: /s/ Timothy J. Shelly Name: Timothy J. Shelly Title: President

MISSOURI HEALTHCARE ADVISORS, LLC, a Missouri limited liability company

By: /s/ Melvin J. Rector Name: Melvin J. Rector Title: Manager

NATIONAL HEALTHCARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Jessica Hunnicutt Name: Jessica Hunnicutt Title: Assistant Vice President

NATIONAL HEALTHCARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By: /s/ H. Hope Walker

Name: H. Hope Walker

Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ William Mims

Name: William Mims

Title: Executive Director

NATIONAL HEALTHCARE CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT